Exhibit 10.5.8

AMENDMENT NO. 7 TO PARTNER AGREEMENT

This Amendment No. 7 to Partner Agreement (this “Amendment”) is dated as of June 16, 2020, and amends the Unanimous Omnibus Partner Agreement (“Partner Agreement”), among MINERA PLATA REAL, S. DE R.L. DE C.V., a Mexico variable capital company (a “sociedad de responsabilidad limitada de capital variable” in Spanish) (“MPR”), OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (“Operaciones”), SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V., a Mexico variable capital company (“Servicios”) (MPR, Operaciones, and Servicios, collectively, the “LGJV”), SUNSHINE SILVER MINING & REFINING CORPORATION, a corporation formed under the laws of the State of Delaware (“SSMRC”) and DOWA METALS & MINING CO., LTD., a corporation incorporated under the laws of Japan (“Dowa”) (Dowa and SSMRC, each a “Partner”, and together, the “Partners”) effective as of January 1, 2015, as previously amended.

Background

A.            Dowa, SSMRC and the LGJV previously agreed to jointly explore, develop and operate a silver-zinc-lead mine located in the State of Chihuahua, Mexico (the “Los Gatos Project”) by entering into the Partner Agreement;

B.            The Partners directly and indirectly own all of the equity interests of the LGJV, with Dowa currently owning 48.518% and SSMRC currently owning 51.482% of such equity interests;

C.            On April 29, 2020 and May 25, 2020, the Partners and the LGJV entered into Amendment No. 5 to Partner Agreement (“Amendment No. 5”) and Amendment No. 6 to Partner Agreement (“Amendment No. 6”), respectively, pursuant to which the Partners agreed to make one-time capital contributions to the LGJV in the aggregate amounts of US$15,000,000.00 and US$8,352,401.41, respectively, subject to receipt by Dowa of approval from both its board of directors and its parent company on or before June 30, 2020 (such date “Amendment No. 5 and No. 6 Dowa Approval Deadline”).

D.            The Partners intend to extend the Amendment No. 5 and No. 6 Dowa Approval Deadline from June 30, 2020 to July 31, 2020.

E.            To meet the ongoing capital needs of the Los Gatos Project, subject to receipt by Dowa  of approval from both its board of directors and its parent company (together, “Dowa Approvals”), the Partners intend to make two additional one-time capital contributions to the LGJV, the first of such one-time capital contributions being in the aggregate amount of US$5,000,000.00 to be contributed on or before June 19, 2020, and the second of such one-time capital contributions being up to an aggregate amount of US$6,646,599.00 to be contributed on or before June 25, 2020, as follows:

(a)                                 On or before June 19, 2020:

(i)                                     conversion of an advance by SSMRC in the amount of US$2,574,110.00, which is to be evidenced by a demand promissory note dated as of the date the amount is advanced, to capital (the “First SSMRC June Advance”);

(ii)                                  conversion of an advance by Dowa in the amount of US$2,425,890.00, which is to be evidenced by a demand promissory note dated as of the date the amount is advanced, to capital (the “First Dowa June Advance”).

(b)                                 On or before June 25, 2020:

(i)                                     conversion of an advance by SSMRC made in an amount up to US$3,421,815.39, which is to be evidenced by a demand promissory note dated as of the date the amount is advanced, to capital (the “Second SSMRC June Advance”); and

(ii)                                  conversion of an advance by Dowa made in an amount up to US$3,224,783.61, which is to be evidenced by a demand promissory note dated as of the date the amount is advanced, to capital (the “Second Dowa June Advance”).

Agreements

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby agree as follows:

1.                                      Capital Contributions.  Subject to receipt by Dowa of the Dowa Approvals, the Partners hereby agree to make capital contributions to LGJV in the following amounts on or before the respective dates as indicated below (each, a “Capital Contribution”):

(a)                                 On or before June 19, 2020:

(i)                                     SSMRC:                    US$ 2,574,110.00; and

(ii)                                  Dowa:                        US$ 2,425,890.00.

(b)                                 On or before June 25, 2020:

(i)                                     SSMRC:                    up to US$3,421,815.39; and

(ii)                                  Dowa:                        up to US$3,224,783.61.

2.                                      Payment.  Subject to receipt by Dowa of the Dowa Approvals, SSMRC hereby agrees to convert the First SSMRC June Advance and Second SSMRC June Advance to Capital Contributions, and Dowa hereby agrees to convert the First Dowa June Advance and Second Dowa June Advance to Capital Contributions, all effective as of the second Business Day (as defined in the Partner Agreement) after receipt of the Dowa Approvals.

3.                                      Dowa Approvals.  Dowa will provide notice to SSMRC upon receipt of the Dowa Approvals.  The Partners acknowledge that the Capital Contributions contemplated by this Amendment are subject to receipt by Dowa of the Dowa Approvals, and that if Dowa does not receive such Dowa Approvals on or before June 31, 2020, the Partners’ respective obligations under this Amendment will terminate.

4.                                      Amendment No. 5 and No. 6 Dowa Approval Deadline.  The Parties hereby amend the Amendment No. 5 and No. 6 Dowa Approval Deadline in Amendment No. 5 and Amendment No. 6, respectively, to be July 31, 2020.

5.                                      General Provisions.

(a)                                 The determination that any provision of this Amendment is invalid or unenforceable will not affect the validity or enforceability of the remaining provisions or of that provision under other circumstances.  Any invalid or unenforceable provision will be enforced to the maximum extent permitted by law.

(b)                                 This Amendment may be executed in two or more counterparts, each of which will be deemed an original, and all of which together will constitute one agreement.

(c)                                  This Amendment and the rights and obligations of the parties hereunder will be construed in accordance with and be governed by the internal laws of the state of New York without regard to its conflicts of laws principles.

(d)                                 Each party will at its own expense do, make, execute or deliver all such further acts, documents and things in connection with this Amendment as reasonably required from time to time for the purpose of giving effect thereto, all promptly upon request.

[Signature page immediately follows]

IN WITNESS WHEREOF, each of the parties hereto, by their officers duly authorized, has executed this Amendment as of the date first above written.

MINERA PLATA REAL, S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

OPERACIONES SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

SERVICIOS SAN JOSÉ DE PLATA S. DE R.L. DE C.V.

By:	/s/ Roger Johnson
	Name:	Roger Johnson
	Title:	Treasurer

SUNSHINE SILVER MINING & REFINING CORPORATION

By:	/s/ Stephen Orr
	Name:	Stephen Orr
	Title:	Chief Executive Officer

DOWA METALS & MINING CO., LTD.

By:	/s/ Toshiaki Suyama
	Name:	Toshiaki Suyama
	Title:	President